                             UNDERWRITING AGREEMENT



                                                                October 29, 2001




Belo Corp.
P.O. Box 655237
Dallas, Texas  75265-5237


Ladies and Gentlemen:

                  We (the "Manager") are acting on behalf of the underwriter or underwriters (including ourselves) named below (such underwriter or underwriters being herein called the "Underwriters"), and we understand that Belo Corp., a Delaware corporation (the "Company"), proposes to issue and sell $350,000,000.00 aggregate initial offering price of 8.00% Senior Notes due 2008 (the "Debt Securities"). The Debt Securities are sometimes referred to herein as the "Offered Securities". The Debt Securities will be issued pursuant to the provisions of an Indenture dated as of June 1, 1997 (the "Indenture") between the Company and The Chase Manhattan Bank, as trustee (the "Trustee").

                  Subject to the terms and conditions set forth or incorporated by reference herein, the Company hereby agrees to sell to the several Underwriters, and each Underwriter agrees, severally and not jointly, to purchase from the Company, the respective principal amounts of Debt Securities set forth below opposite their names at a purchase price of 99.375% of the principal amount of Debt Securities, plus accrued interest, if any, from November 1, 2001, to the date of payment and delivery:


                   Name                                     Principal Amount of Debt Securities
                   ----                                     -----------------------------------
         Banc of America Securities LLC                               $113,750,000
         J.P. Morgan Securities Inc.                                   113,750,000
         Fleet Securities, Inc.                                         35,000,000
         BNP Paribas Securities Corp.                                   24,500,000
         BNY Capital Markets, Inc.                                      21,000,000
         Mizuho International plc                                       21,000,000
         SunTrust Equitable Securities Corporation                      21,000,000
                                                                      ------------
         Total                                                        $350,000,000

                  The Underwriters will pay for the Debt Securities upon delivery thereof at Cravath, Swaine & Moore, 825 Eighth Avenue, New York, New York 10019, at 10:00 a.m. (New York time) on November 1, 2001 or at such other time, not later than 5:00 p.m. (New York time) on November 1, 2001 as shall be designated by the Manager. The time and date of such payment and delivery are hereinafter referred to as the "Closing Date".

                  The Debt Securities shall have the terms set forth in the Prospectus dated June 3, 1997, and the Prospectus Supplement dated October 29, 2001, including the following:

                  Terms of Debt Securities:

                  Maturity Date:  November 1, 2008

                  Interest Rate:  8.00%

                  Redemption Provisions:   The Offered Securities are redeemable
                                           in whole or in part at the option of
                                           the Company on a make-whole basis as
                                           described in the Company's Prospectus
                                           Supplement dated October 29, 2001.

                  Interest Payment Dates: Each May 1 and

                                   November 1 commencing

                                   May 1, 2002

         Form and Denomination: Book-entry only form represented by one or more global securities deposited with DTC or its designated custodian issuable in denominations of $1,000 and integral multiples thereof.

                  All provisions contained in the document entitled A.H. Belo Corporation Underwriting Agreement Standard Provisions (Debt Securities and Warrants to Purchase Debt Securities) dated June 10, 1997 (the "Standard Provisions"), a copy of which is attached hereto, are herein incorporated by reference in their entirety and shall be deemed to be a part of this Agreement to the same extent as if such provisions had been set forth in full herein, except that (i) if any term defined in such document is otherwise defined herein, the definition set forth herein shall control, (ii) all references in such document to a type of security that is not an Offered Security shall not be deemed to be a part of this Agreement, (iii) if the Offered Securities do not include Debt Warrants, then all references in such document to Debt Warrant Securities shall not be deemed to be a part of this Agreement, (iv) all references in such document to a type of agreement that has not been entered into in connection with the transactions contemplated hereby shall not be deemed to be a part of this Agreement and (v) the following portions of the Standard Provisions are amended as noted:

                  a) All references in the Standard Provisions to the "Company" are to Belo Corp., a Delaware Corporation;

                  b) Section 5(a) of the Standard Terms shall be deleted in its entirety and replaced with the following:

                           (a) On the Closing Date, the Underwriters shall have received an opinion from Gibson, Dunn & Crutcher LLP, counsel to the Company dated as of the Closing Date and in form and substance satisfactory to counsel for the Underwriters to the effect set forth in Schedule A to this Agreement;

                  c) The references in Section 5(b) of the Standard Provisions to "Michael J. McCarthy" shall be deleted and replaced with "Guy H. Kerr."

                  d) The references in Section 5(c) and 6(g) of the Standard Provisions to "Gibson, Dunn & Crutcher LLP" shall be deleted and replaced with "Cravath, Swaine & Moore".

                  Please confirm your agreement by having an authorized officer sign a copy of this Agreement in the space set forth below.

                                         Very truly yours,

                                         JPMorgan Securities Inc., acting
                                         severally on behalf of itself and the
                                         several Underwriters named herein,

                                         by  /s/ ROBERT NORDLINGER
                                            -------------------------------
                                            Name:   Robert Nordlinger
                                            Title:  Vice President




Accepted:


BELO CORP.,


         by  /s/ BRENDA C. MADDOX
           ---------------------------------
           Name:   Brenda C. Maddox
           Title:  Vice President, Assistant
                   Secretary and Treasurer

                                                                      SCHEDULE A


                 Form of Opinion of Gibson, Dunn & Crutcher LLP


         1. The Company is a validly existing corporation in good standing under the laws of the State of Delaware, and has all requisite corporate power and authority to execute, deliver and perform its obligations under the Underwriting Agreement and the Indenture, to conduct its business as described in the Registration Statement and to issue, sell and deliver the Securities.

         2. The execution and delivery by the Company of the Underwriting Agreement, the Indenture and the Securities and the performance of its obligations thereunder have been duly authorized by all necessary corporate action. The Underwriting Agreement and the Indenture has been duly executed and delivered by the Company.

         3. The Indenture constitutes a legal, valid and binding obligation of the Company enforceable against it in accordance with its terms.

         4. The Securities, when executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Underwriters in accordance with the terms of the Underwriting Agreement, will be legal, valid and binding obligations of the Company enforceable against the Company in accordance with their terms, and will be entitled to the benefits of the Indenture.

         5. The issuance of the Securities and the execution, delivery and performance by the Company of the Underwriting Agreement, the Indenture and the Securities do not and will not violate (A) the charter or bylaws of the Company or (B) based solely upon review of the orders, judgments or decrees identified to us in the Officers' Certificate as constituting all orders, judgments or decrees binding on the Company, which are listed in part I of Schedule A thereto, any order, judgment or decree of any court or other agency of government binding on the Company.

         6. The issuance of the Securities and the execution, delivery and performance by the Company of the Underwriting Agreement, the Indenture and the Securities do not and will not violate, or require any filing with or approval of any governmental authority or regulatory body of the State of New York or the United States of America under, any law or regulation of the State of New York or the United States of America applicable to the Company, that, in our experience, is generally applicable to transactions in the nature of those contemplated by the

Underwriting Agreement, the Indenture and the Securities, or the Delaware General Corporation Law, except for such filings or approvals as already have been made or obtained under the Securities Act and the Trust Indenture Act. Other than the last clause of the preceding sentence, we are expressing no opinion in this paragraph regarding the federal or any state securities laws (including the blue sky laws of the various states and/or foreign jurisdictions, as to which we render no opinion).

         7. Insofar as the statements in the Prospectus purport to describe specific provisions of the Securities and the Indenture, such statements present in all material respects an accurate summary of such provisions.

         8. The Indenture has been duly qualified under the Trust Indenture Act.

         9. The Registration Statement has been declared effective under the Securities Act and, to our knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued under the Securities Act and no proceedings for that purpose have been instituted or are pending or threatened by the Commission.

         10. In each case including the exhibits attached to the Company's Current Report on Form 8-K filed with the Commission on June 10, 1997 and to the Company's Current Report on Form 8-K filed with the Commission on the date hereof, but otherwise excluding the Incorporated Documents, the Registration Statement, as of its effective date, and the Prospectus, as of its issue date (in each case other than the financial statements, supporting schedules and other financial or accounting data included therein or omitted therefrom, and the Form T-1, as to which we express no opinion) complied as to form in all material respects with the requirements of the Securities Act and the regulations promulgated thereunder.

         We have participated in conferences with officers and other representatives of the Company, representatives of the independent auditors of the Company and your representatives and their counsel at which the contents of the Registration Statement and the Prospectus and related matters were discussed. Because the purpose of our professional engagement was not to establish or confirm factual matters and because the scope of our examination of the affairs of the Company did not permit us to verify the accuracy, completeness or fairness of the statements set forth in the Registration Statement or the Prospectus, we are not passing upon and do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus except to the extent set forth in paragraph 7 above. On the basis of the foregoing, no facts have come to our attention that lead us to believe that the Registration Statement (except for the financial statements, notes thereto, financial statement schedules or other financial, statistical or accounting data included or incorporated by reference therein or omitted therein or information derived therefrom, as to which we express no such belief), at the time it became effective (which, for the purposes of this paragraph, shall have the meaning set forth in Rule 158(c) of the rules and regulations of the Commission under the Securities Act), contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein, or necessary to make the statements therein not misleading or that the Prospectus (except for the financial statements, notes thereto, financial statement schedules or other financial, statistical or accounting data included or incorporated by reference therein or omitted therein or information derived therefrom as to which we express no such belief), as of the date of the Prospectus Supplement or as of the date hereof, contained an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (it being understood that we make no statement and express no belief with respect to that part of the Registration Statement that constitutes the Form T-1).

                             A. H. BELO CORPORATION

                             UNDERWRITING AGREEMENT

                               STANDARD PROVISIONS
                          (DEBT SECURITIES AND WARRANTS
                          TO PURCHASE DEBT SECURITIES)



                                             June 10, 1997



                  From time to time, A. H. Belo Corporation, a Delaware corporation (the "Company"), may enter into one or more underwriting agreements that provide for the sale of designated securities to the several underwriters named therein. The standard provisions set forth herein may be incorporated by reference in any such underwriting agreement (an "Underwriting Agreement"). The Underwriting Agreement, including the provisions incorporated therein by reference, is herein sometimes referred to as "this Agreement." Terms defined in the Underwriting Agreement are used herein as therein defined.

                  The Company has filed with the Securities and Exchange Commission (the "Commission") a registration statement, including a prospectus, relating to the Debt Securities and Debt Warrants and has filed with, or transmitted for filing to, or shall promptly hereafter file with or transmit for filing to, the Commission a prospectus supplement (the "Prospectus Supplement") specifically relating to the Offered Securities and the Debt Warrant Securities pursuant to Rule 424 under the Securities Act of 1933, as amended (the "Securities Act"). The term "Registration Statement" means the registration statement, as amended to the date of this Agreement, including the exhibits thereto and any documents incorporated by reference therein. The term "Basic Prospectus" means the prospectus included in the Registration Statement. The term "Prospectus" means the Basic Prospectus together with the Prospectus Supplement. The term "preliminary prospectus" means a preliminary prospectus supplement specifically relating to the Offered Securities and the Debt Warrant Securities, together with the Basic Prospectus. As used herein, the terms "Basic Prospectus," "Prospectus" and "preliminary prospectus" shall include, in each case, the documents, if any, incorporated by reference therein. The terms "supplement," "amendment" and "amend" as used herein shall include all documents deemed to be incorporated by reference in the Prospectus that are filed subsequent to the date of the Basic Prospectus by the Company with the Commission pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act").

                  The term "Contract Securities" means the Offered Securities to be purchased pursuant to the delayed delivery contracts substantially in the form of Schedule I hereto, with such changes therein as the Company may approve (the "Delayed Delivery Contracts"). The term "Underwriters' Securities" means the Offered Securities other than Contract Securities.

                  1.       REPRESENTATIONS AND WARRANTIES.

                  (a) The Company represents and warrants to each Underwriter as follows:

                           (i) The Registration Statement has been filed with,
                  and in the form delivered to such Underwriter, has been declared effective by the Commission; no other document with respect to the Registration Statement has been filed or transmitted for filing with the Commission; and no stop order suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purpose has been initiated or threatened by the Commission;

                           (ii) Documents, financial statements and schedules
                  incorporated by reference in the Registration Statement or Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and any further documents so filed and incorporated by reference in the Prospectus, or any amendment or supplement thereto, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by any Underwriter expressly for use in the Prospectus;

                           (iii) The Registration Statement and the Prospectus,
                  in each case as amended or supplemented, conform, and any further amendments or supplements to the Registration Statement or Prospectus will conform, in all material respects, to the requirements of the Securities Act and the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), and the rules and regulations of the Commission thereunder and do not and will not, as amended or supplemented, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by any Underwriter expressly for use in the Prospectus or the information contained in the Statement of Eligibility and Qualification of the Trustee under the Trust Indenture Act filed as an exhibit to a Current Report on Form 8-K dated June 10, 1997 and incorporated into the Registration Statement by reference (the "Form T-1"); there is no contract or document of a character required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement which is not described or filed as required;

                           (iv) The Company and its subsidiaries considered as a
                  whole have not sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus; and, since the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position or results of operations of the Company and its subsidiaries considered as a whole, otherwise than as set forth, incorporated by reference or contemplated in the Prospectus;

                           (v) The Company has been duly incorporated and is
                  validly existing as a corporation in good standing under the laws of the State of Delaware and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business in an amount that is material to the business of the Company and its subsidiaries considered as a whole so as to require such qualification or is subject to no material liability or disability by reason of the failure to be so qualified; each subsidiary of the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation and is duly qualified as a foreign corporation for the transaction of business and in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, or is subject to no material liability or disability by reason of the failure to be so qualified; each of the Company and its subsidiaries has the corporate power and authority, and has all required material governmental licenses and permits (including, without limitation, licenses under the Communications Act of 1934, as amended (the "Communications Act") and the rules and regulations of the Federal Communications Commission ("FCC") thereunder), in full force and effect, to own or lease its properties, as applicable, to execute, deliver and perform its obligations under this Agreement, the Delayed Delivery Contracts, the Indenture, the Warrant Agreement and the Offered

                  Securities, and to conduct its business as presently conducted and proposed to be conducted, as described in the Registration Statement;

                           (vi) The Offered Securities and Debt Warrant
                  Securities have been duly authorized and, when executed, authenticated, issued and delivered, and paid for (i) by the Underwriters in accordance with the terms of the Underwriting Agreement, in the case of Underwriters' Securities, or by institutional investors in accordance with the terms of the Delayed Delivery Contracts, in the case of the Contract Securities and (ii) upon the exercise of Debt Warrants pursuant to the Warrant Agreement, in the case of the Debt Warrant Securities, will constitute valid and legally binding obligations of the Company entitled to the benefits provided by the Indenture and the Warrant Agreement; the Indenture has been duly authorized, executed and delivered and duly qualified under the Trust Indenture Act and constitutes a valid and legally binding instrument, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; the Indenture and Warrant Agreement conform, and the Offered Securities conform, in all material respects, to the descriptions thereof in the Prospectus; this Agreement and the Delayed Delivery Contracts have been duly authorized, executed and delivered and each Delayed Delivery Contract constitutes a valid and legally binding instrument, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, fraudulent transfer and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; and the Warrant Agreement has been duly authorized, executed and delivered and constitutes a valid and legally binding instrument, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, fraudulent transfer and other laws of general applicability relating to or affecting creditors' rights and to general equity principles;

                           (vii) The issue and sale of the Offered Securities,
                  the compliance by the Company with the provisions of the Offered Securities, Debt Warrant Securities, Indenture, Warrant Agreement, Delayed Delivery Contracts and this Agreement, and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any material indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, nor will such action result in any violation of the provisions of the Certificate of Incorporation, or By-Laws of the Company or any statute (including, without limitation, the Communications Act and the rules and regulations of the FCC thereunder) or any order, rule or regulation of any court or governmental agency (including, without limitation, the FCC) or body having jurisdiction over the Company or any of its subsidiaries or any of their properties; and no consent, approval, authorization, order, registration or qualification of or with any court or governmental agency (including, without limitation, the FCC) or body is required for the solicitation of offers to purchase Offered Securities, the issue and sale of the Offered Securities or the consummation by the Company of the other transactions contemplated by this Agreement, the Indenture, Delayed Delivery Contracts, Offered Securities, Debt Warrant Securities or Warrant Agreement, except such as have been, or will have been prior to the Closing Date obtained under the Securities Act or the Trust Indenture Act and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the solicitation by the Underwriter(s) of offers to purchase Offered Securities from the Company and with purchases of Offered Securities by any Underwriter as principal, as the case may be, in each case in the manner contemplated hereby;

                           (viii) Other than as set forth, incorporated by
                  reference or contemplated in the Prospectus, there are no legal or governmental proceedings (including proceedings before the FCC) pending to which the Company or any of its subsidiaries is a party or to which any property of the Company or any of its subsidiaries is subject which are required to be described in such documents or which would reasonably be expected, in the opinion of the Company, individually or in the aggregate, to have a material adverse effect on the consolidated financial position or results of operations of the Company and its subsidiaries considered as a whole, and, to the best of the Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

                           (ix) Immediately after any sale of the Offered
                  Securities by the Company under this Agreement, the aggregate amount of Offered Securities which shall have been issued and sold by the Company hereunder and of any other debt securities and warrants for debt securities of the Company (other than the Offered Securities) that shall have been issued and sold pursuant to the Registration Statement will not exceed the amount of debt securities and warrants registered for offer or sale under the Registration Statement;

                           (x) To the best of the Company's knowledge, the
                  accountants who have audited and reported upon the financial statements filed with the Commission as part of the Registration Statement and the Prospectus are independent accountants as required by the Securities Act; the financial statements included in the Registration Statement or Prospectus or incorporated therein by reference fairly present the consolidated financial position and results of operations of the Company and its subsidiaries at the respective dates and for the respective periods to which they apply; such financial statements have been prepared in accordance with generally accepted accounting principles consistently applied, except as set forth in the Registration Statement and Prospectus;

                           (xi) The Company has complied with, and is and will
                  be in compliance with, the provisions of that certain Florida act relating to disclosure of doing business with Cuba, codified as Section 517.075 of the Florida statutes, and the rules and regulations thereunder or is exempt therefrom; and

                           (xii) the Company is not an "investment company" or
                  an entity "controlled" by an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended.

                  (b) Any certificate signed by any officer of the Company and delivered to an Underwriter or to counsel for the Underwriters in connection with an offering of Offered Securities shall be deemed a representation and warranty by the Company to such Underwriter as to the matters covered thereby on the date of such certificate.

                  2. DELAYED DELIVERY CONTRACTS. If the Prospectus provides for sales of Offered Securities pursuant to Delayed Delivery Contracts, the Company hereby authorizes the Underwriters to solicit offers to purchase Contract Securities on the terms and subject to the conditions set forth in the Prospectus pursuant to Delayed Delivery Contracts. Delayed Delivery Contracts may be entered into only with institutional investors approved by the Company of the types set forth in the Prospectus. On the Closing Date, the Company will pay to the Manager as compensation for the accounts of the Underwriters the commission set forth in the Underwriting Agreement in respect of the Contract Securities. The Underwriters will not have any responsibility in respect of the validity or the performance of any Delayed Delivery Contracts.

                  If the Company executes and delivers Delayed Delivery Contracts with institutional investors, the aggregate amount of Offered Securities to be purchased by the several Underwriters shall be reduced by the aggregate amount of Contract Securities; such reduction shall be applied to the commitment of each Underwriter pro rata in proportion to the amount of Offered Securities set forth opposite such Underwriter's name in the Underwriting Agreement, except to the extent that the Manager determines that such reduction shall be applied in other proportions and so advises the Company; provided, however, that the total amount of Offered Securities to be purchased by all Underwriters shall be the aggregate amount set forth above, less the aggregate amount of Contract Securities.

                  3. TERMS OF PUBLIC OFFERING. The Company is advised by the Manager that the Underwriters propose to make a public offering of their respective portions of the Underwriters' Securities as soon after this Agreement has been entered into as in the Manager's judgment is advisable. The terms of the public offering of the Underwriters' Securities are set forth in the Prospectus.

                  4. PAYMENT AND DELIVERY. Except as otherwise provided in this
Section 4, payment for the Underwriters' Securities shall be made by wire transfer of immediately available funds to such bank account or accounts as the Company shall designate in writing not less than two full business days prior to the Closing Date, upon delivery to the Manager, for the respective accounts of the several Underwriters, of the Underwriters' Securities registered in such names and in such denominations as the Manager shall request in writing not less than two full business days prior to the date of delivery, with any transfer taxes payable in connection with the transfer of the Underwriters' Securities to the Underwriters duly paid.

                  Delivery on the Closing Date of any Underwriters' Securities that are (i) Debt Securities in bearer form shall be effected by delivery of a single temporary global Debt Security without coupons (the "Global Debt Security") evidencing the Offered Securities that are Debt Securities in bearer form and (ii) Debt Warrants in bearer form shall be effected only by delivery of a single permanent global Debt Warrant (the "Global Debt Warrant") evidencing the Offered Securities that are Debt Warrants in bearer form, in each case to a common depositary for Morgan Guaranty Trust Company of New York, Brussels office, as operator of the Euro-clear System ("Euro-clear"), and for Centrale de Livraison de Valeurs Mobilieres S.A. ("Cedel") for credit to the respective accounts at Euro-clear or Cedel of each Underwriter or to such other accounts as such Underwriter may direct. Any Global Debt Security or Global Debt Warrant shall be delivered to the Manager not later than the Closing Date, against payment of funds to the Company in the net amount due to the Company for such Global Debt Security or Global Debt Warrant, as the case may be, by the method and in the form set forth in the Underwriting Agreement. The Company shall cause definitive Debt Securities in bearer form to be prepared and delivered in exchange for such Global Debt Security in such manner and at such time as may be provided in or pursuant to the Indenture; provided, however, that the Global Debt Security shall be exchangeable for definitive Debt Securities in bearer form only on or after the date specified for such purpose in the Prospectus. Debt Warrants in bearer form shall be evidenced only by a Global Debt Warrant until their expiration.

                  5. CONDITIONS TO THE UNDERWRITERS' OBLIGATIONS. The obligations of any Underwriter pursuant to this Agreement will be subject at all times to the accuracy, as of the applicable date when such representations are made, of the representations and warranties on the part of the Company herein and to the accuracy, as of the date effective, of any statements of the Company's officers made in any certificate furnished pursuant to the provisions hereof, to the performance and observance by the Company of all covenants and agreements herein contained which are to be performed and observed by the Company, and to the following additional conditions precedent:

                  (a) On the Closing Date, the Underwriters shall have received an opinion from Locke Purnell Rain Harrell (A Professional Corporation), counsel to the Company, dated as of the Closing Date and in form and substance satisfactory to counsel for the Underwriters to the effect that:

                           (i) The Company is a corporation validly existing and
                  in good standing under the laws of its state of incorporation.

                           (ii) The Company has the requisite corporate power
                  and corporate authority to enter into and perform its obligations under this Agreement, the Delayed Delivery Contracts and the Indenture and the Warrant Agreement, to borrow money as contemplated in this Agreement and the Indenture, and to issue, sell and deliver the Offered Securities and the Debt Warrant Securities; the Company has the corporate power and corporate authority to conduct its business as described in the Registration Statement.

                           (iii) This Agreement has been duly authorized,
                  executed and delivered by the Company.

                           (iv) The Indenture has been duly authorized, executed
                  and delivered by the Company and (assuming due authorization, execution and delivery by the Trustee) is a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except that such enforceability may be limited by (A) bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or other similar laws now or hereafter in effect relating to or affecting creditors' rights generally, (B) general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law) and (C) such other customary matters as shall be satisfactory to the Underwriters.

                           (v) The Warrant Agreement has been duly authorized,
                  executed and delivered by the Company and (assuming due authorization, execution and delivery by the warrant agent) is a valid and binding agreement of the Company, enforceable in accordance with its terms, except that such enforceability may be limited by (A) bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or other similar laws now or hereafter in effect relating to or affecting creditors' rights generally, (B) general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law) and (C) such other customary matters as shall be satisfactory to the Underwriters. Each Delayed Delivery Contract has been duly authorized, executed and delivered by the Company and (assuming due authorization, execution and delivery by the institutional investor party thereto) is a valid and binding agreement of the Company, enforceable in accordance with its terms, except that such enforceability may be limited by (A) bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or other similar laws now or hereafter in effect relating to or affecting creditors' rights generally, (B) general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law) and (C) such other customary matters as shall be satisfactory to the Underwriters.

                           (vi) No consent or approval of any United States
                  governmental authority or other United States person or United States entity is required in connection with the issuance or sale of the Offered Securities or the Debt Warrant Securities other than registration thereof under the Securities Act, qualification of the Indenture under the Trust Indenture Act, and such registrations or qualifications as may be necessary under the securities or Blue Sky laws of the various United States jurisdictions in which the Offered Securities are to be offered or sold.

                           (vii) (A) The Debt Securities and the Debt Warrant
                  Securities, when executed by the Company and authenticated in accordance with the terms of the Indenture (assuming the due authorization, execution and delivery of the Indenture by the Trustee) and issued to and paid for by the purchasers thereof in accordance with the Underwriting Agreement or the Delayed Delivery Contracts, as applicable, will be entitled to the benefits of the Indenture and will be valid and binding obligations of the Company enforceable against the Company in accordance with their respective terms, except that such enforceability may be limited by (I) bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or other similar laws now or hereafter in effect relating to or affecting creditors' rights generally, (II) general principles of equity (regardless of whether such enforcement is sought in a proceeding in equity or at law) and (III) such other customary matters as shall be satisfactory to the Underwriters; and

                                    (B) The Debt Warrants, when issued by the
                  Company will be valid and binding obligations of the Company enforceable against the Company in accordance with their respective terms, except that such enforceability may be limited by (A) bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or other similar laws now or hereafter in effect relating to or affecting creditors' rights generally, (B) general principles of equity (regardless of whether such enforcement is sought in a proceeding in equity or at law) and (C) such other customary matters as shall be satisfactory to the Underwriters.

                           (viii) The Registration Statement has become
                  effective under the Securities Act and the Indenture has been qualified under the Trust Indenture Act, and, to the best of such counsel's knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or contemplated.

                           (ix) The execution and delivery of this Agreement,
                  the Delayed Delivery Contracts, the Indenture and Warrant Agreement by the Company, the issuance and sale of the Offered Securities and Debt Warrant Securities and the fulfillment of this Agreement, the Delayed Delivery Contracts, and the Indenture and Warrant Agreement by the Company will not conflict with or constitute a breach of or a default (with the passage of time or otherwise) under (A) the Certificate of Incorporation or By-laws of the Company, (B) any statute, law or regulation to which the Company or any of its properties may be subject or (C) any judgment, decree or order, known to such counsel, of any court or governmental agency or authority entered in any proceeding to which the Company was or is now a party or by which it is bound; provided, that such counsel may state that (I) the opinion set forth in clause (B) of this paragraph (ix) is limited to those United States and Texas statutes, laws or regulations currently in effect which, in such counsel's experience, are normally applicable to transactions of the type contemplated by this Agreement, and
                  (II) no opinion is
                  expressed as to the securities or Blue Sky laws of the various jurisdictions in which the Offered Securities are to be offered and (III) no opinion is expressed with respect to such clause (B) with respect to the Offered Securities which are to be indexed or linked to any foreign currency, composite currency, commodity, equity index or similar index.

                           (x) The Registration Statement, as of the date it
                  became effective, and the Prospectus, as of the date of this Agreement and the Closing Date, appear on their face to be appropriately responsive in all material respects to the requirements of the Securities Act, except that, in each case, such counsel need not express an opinion as to (A) documents, financial statements and schedules incorporated by reference therein, (B) the financial statements and schedules and other financial or statistical data included or incorporated by reference therein or (C) the Form T-1.

                           (xi) The statements in (A) the Basic Prospectus under
                  the caption "Description of Debt Securities" and "Description of Warrants" and (B) in the Prospectus Supplement under the caption "Description of Offered Securities" insofar as they purport to summarize certain provisions of documents and of the legal matters specifically referred to therein, are in all material respects accurate summaries of such provisions and legal matters.

                           In rendering the opinions set forth above, such counsel may state that (1) with respect to paragraphs (iv), (v) and
         (vii), such enforcement may be limited by: (A) requirements that a claim with respect to any Offered Securities denominated other than in United States dollars (or a judgment denominated other than in United States dollars in respect of such claim) be converted into United States dollars at a rate of exchange prevailing on a date determined pursuant to applicable law and (B) governmental authority to limit, delay or prohibit the making of payments outside the United States or in foreign currency or composite currency; and (2) with respect to paragraphs (iv), (v), (vi) and (vii), no opinion is expressed thereto with respect to any Offered Securities or Debt Warrant Securities that are to be indexed or linked to any foreign currency or composite currency, commodity, equity index or similar index.

                           In addition, such counsel shall state that they have participated in conferences with officers and other representatives of the Company, counsel employed by the Company, representatives of the independent public accountants for the Company, representatives of the Underwriters and counsel for the Underwriters, at which conferences the contents of the Registration Statement and Prospectus and related matters were discussed and, although such counsel is not passing upon, and does not assume any responsibility for, the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus and have not made any independent check or verification thereof, on the basis of the foregoing, no facts have come to such counsel's attention that lead them to believe that either the Registration Statement (excluding financial statements, schedules and other financial or statistical data included or incorporated therein by reference) at the time such Registration Statement became effective (which, for the purposes of this paragraph, shall have the meaning set forth in Rule 158(c) of the rules and regulations of the Commission under the Securities Act) contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or the Prospectus (excluding financial statements, schedules and other financial or statistical data included or incorporated therein by reference), as of the date of this Agreement and as of the Closing Date, contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except that such counsel need express no opinion with respect to (A) financial statements, schedules and other financial and statistical data incorporated in the Registration Statement and Prospectus by reference or (B) the Form T-1.

                  (b) On the Closing Date, the Underwriters shall have received an opinion from Michael J. McCarthy, Senior Vice President, General Counsel and Secretary, dated as of the Closing Date and in form and substance satisfactory to counsel for the Underwriters, to the effect that:

                           (i) Except as set forth in the Prospectus, there is
                  not pending or, to the best of such counsel's knowledge, after reasonable inquiry, threatened any action, suit or proceeding against the Company or any of its subsidiaries before or by any court or governmental agency or body, which is likely (to the extent not covered by insurance) to have a material adverse effect on the consolidated financial condition or results of operations of the Company and its subsidiaries, considered as a whole.

                           (ii) To the best of such counsel's knowledge, after
                  reasonable inquiry, there is no contract or document of a character required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement which is not described or filed as required.

                           (iii) To the best of such counsel's knowledge, after
                  reasonable inquiry, the Company is not in violation of its Certificate of Incorporation or By-laws.

                           (iv) To the best of such counsel's knowledge, after
                  reasonable inquiry, (A) the execution and delivery and (B) the performance, of this Agreement, the Delayed Delivery Contracts, the Indenture and Warrant Agreement will not conflict with or constitute a breach of, or default (with the passage of time or otherwise) under, any material contract, indenture, mortgage, loan agreement, security, lease or other instrument to which the Company is a party or by which it may be bound, or to which any of the property or assets of the Company or any of its subsidiaries is subject.

                           (v) Documents, financial statements and schedules
                  incorporated by reference in the Registration Statement, as of the date it became effective, or the Prospectus, as of the date of this Agreement and the Closing Date, comply as to form in all material respects with the requirements of the Securities Act, except that, in each case, such counsel need not express an opinion as to (A) the financial statements, schedules and other financial and statistical data included or incorporated in the Registration Statement and Prospectus by reference or (B) the Form T-1.

                           In addition, such counsel shall state that nothing has come to such counsel's attention that leads him to believe that either the Registration Statement at such time as it became effective (which, for the purposes of this paragraph, shall have the meaning set forth in Rule 158(c) of the rules and regulations of the Commission under the Securities Act) contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or the Prospectus as of the date of this Agreement and as of the Closing Date contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except that such counsel need express no opinion with respect to the financial statements, schedules and other financial and statistical data included or incorporated by reference in the Registration Statement or Prospectus or with respect to the Form T-1.

                  (c) On the Closing Date, the Underwriters shall have received an opinion from Gibson, Dunn & Crutcher LLP, counsel to the Underwriters, dated as of the Closing Date and in form and substance satisfactory to the Underwriters.

                  (d) The Underwriters shall have received a certificate signed by an officer of the Company and dated the Closing Date, to the effect that (i) the representations and warranties of the Company contained in
         Section 1(a) hereof are true and correct in all material respects, (ii) the Company has complied with all agreements and satisfied all conditions required by this Agreement, the Delayed Delivery Contracts or the Indenture and Warrant Agreement on its part to be performed or satisfied at or prior to the date of such certificate, (iii) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been initiated or, to the best of such officer's knowledge, threatened by the Commission, and (iv) no event referred to in clause (v) of Section 8(a) hereof has occurred. The certificate shall further state that, except as contemplated in the Prospectus or reflected therein, at the Closing Date, there shall not have been, since the date of the most recent consolidated financial statements of the Company included or incorporated by reference in the Prospectus (exclusive of any amendments or supplements thereto or any such financial statements contained in documents filed subsequent to the date of this Agreement), any material adverse change in the consolidated financial condition or results of operations of the Company and its subsidiaries, considered as a whole.

                  (e) The Underwriters shall have received a letter from the Company's independent certified public accountants, dated as of the Closing Date and in form and substance reasonably satisfactory to the Underwriters, containing statements and information of the type customarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and other financial information contained in or incorporated by reference into the Prospectus.

                  (f) Counsel to the Underwriters shall have been furnished with such documents and opinions as such counsel may reasonably require for the purpose of enabling such counsel to pass upon the issuance and sale of Offered Securities and Debt Warrant Securities, as herein contemplated, and related proceedings, or in order to evidence the accuracy and completeness of any of the representations and warranties or the fulfillment of any of the conditions herein contained.

                  (g) This Agreement shall not have been terminated pursuant to
         Section 8 or 9 hereof.

                           If any condition specified in this Section 5 shall not have been fulfilled when and as required to be fulfilled, this Agreement may be terminated by any of the Underwriters (as to itself only) by notice to the Company at any time and any such termination shall be without liability of any party to any other party, except that the representations and warranties set forth in Section 1(a) hereof, the covenants set forth in Section 6(e) hereof, the provisions of
         Section 6(g) hereof, the indemnity and contribution agreements set forth in Section 7 hereof, and the provisions of Section 11 hereof, all shall remain in effect.

                  6. COVENANTS OF THE COMPANY. In further consideration of the agreements of the Underwriters herein contained, the Company covenants with each Underwriter as follows:

                  (a) To furnish the Manager, without charge, one signed copy of the Registration Statement (including exhibits thereto) and for delivery to each other Underwriter a conformed copy of the Registration Statement (without exhibits thereto) and, during the period mentioned in paragraph (c) below, as many copies of the Prospectus, any documents incorporated by reference therein and any supplements and amendments thereto or to the Registration Statement as the Manager may reasonably request.

                  (b) Before amending or supplementing the Registration Statement or the Prospectus with respect to the Offered Securities, to furnish to the Manager a copy of each such proposed amendment or supplement and not to file any such proposed amendment or supplement to which the Manager reasonably objects.

                  (c) If, during such period after the first date of the public offering of the Offered Securities as in the reasonable opinion of counsel for the Underwriters the Prospectus is required by law to be delivered in connection with sales by an Underwriter or dealer, any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not misleading, or if, in the reasonable opinion of counsel for the Underwriters, it is necessary to amend or supplement the Prospectus to comply with applicable law, forthwith to prepare, file with the Commission and furnish, at its own expense, to the Underwriters and to the dealers (whose names and addresses the Manager will furnish to the Company) to which Offered Securities may have been sold by the Manager on behalf of the Underwriters and to any other dealers upon request, either amendments or supplements to the Prospectus so that the statements in the Prospectus as so amended or supplemented will not, in the light of the circumstances when the Prospectus is delivered to a purchaser, be misleading or so that the Prospectus, as amended or supplemented, will comply with law.

                  (d) To endeavor to qualify the Offered Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Manager shall reasonably request and to maintain such qualification for as long as the Manager shall reasonably request.

                  (e) To make generally available to the Company's security holders and to the Manager as soon as practicable an earning statement covering a twelve month period beginning on the first day of the first full fiscal quarter after the date of this Agreement, which earning statement shall satisfy the provisions of Section 11(a) of the Securities Act and the rules and regulations of the Commission thereunder. If such fiscal quarter is the last fiscal quarter of the Company's fiscal year, such earning statement shall be made available not later than 90 days after the close of the period covered thereby and in all other cases shall be made available not later than 45 days after the close of the period covered thereby.

                  (f) During the period beginning on the date of the Underwriting Agreement and continuing to and including the Closing Date, not to offer, sell, contract to sell or otherwise dispose of any debt securities of the Company or warrants to purchase debt securities of the Company substantially similar to the Offered Securities (other than (i) the Offered Securities and (ii) commercial paper issued in the ordinary course of business), without the prior written consent of the Manager.

                  (g) To pay all expenses incident to the performance of its obligations under this Agreement, including: (i) the preparation and filing of the Registration Statement and the Prospectus and all amendments and supplements thereto; (ii) the preparation, filing and printing of this Agreement, (iii) the preparation, printing, issuance and delivery of the Offered Securities; (iv) the fees and disbursements of the Company's counsel and accountants, of the Trustee and its counsel, of any calculation agent or exchange rate agent and of The Depository Trust Company; (v) the qualification of the Offered Securities under securities or Blue Sky laws in accordance with the provisions of Section 6(d) hereof, including filing fees and the reasonable fees and disbursements of Gibson, Dunn & Crutcher LLP, as counsel to the Underwriters, in connection therewith and in connection with the preparation of any Blue Sky survey; (vi) the printing and delivery to the Underwriters in quantities as hereinabove stated of copies of the Registration Statement and all amendments thereto and of any preliminary prospectus and the Prospectus and any amendments or supplements thereto in connection with solicitations of offers to purchase, or confirmations of sales of the Offered Securities; (vii) any fees charged by rating agencies for the rating of the Offered Securities; (viii) any advertising and other out-of-pocket expenses of the Underwriters incurred with the prior written approval of the Company; (ix) any filing fees and expenses, if any, incurred with respect to any filing with the National Association of Securities Dealers, Inc. made in connection the Offered Securities, and (x) any expenses incurred by the Company in connection with a "road show" presentation to potential investors.

                  7.       INDEMNIFICATION AND CONTRIBUTION.

                  (a) The Company agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls an Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act as follows:

                           (i) against any and all loss, liability, claim,
                  damage and expense whatsoever (including, subject to the limitations set forth in subsection (c) below, the reasonable fees and disbursements of counsel chosen by the Underwriters), as incurred, insofar as such loss, liability, claim, damage or expense arises out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading, or arises out of any untrue statement or alleged untrue statement of a material fact contained in the Prospectus, or in any amendment or supplement thereto, or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading;

                           (ii) against any and all loss, liability, claim,
                  damage and expense whatsoever (including, subject to the limitations set forth in subsection (c) below, the reasonable fees and disbursements of counsel chosen by the Underwriters), as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever insofar as such loss, liability, claim, damage or expense arises out of any such untrue statement or omission, or any such alleged untrue statement or omission, if such settlement is effected with the written consent of the Company; and

                           (iii) against any and all expense whatsoever
                  (including, subject to the limitations set forth in subsection
                  (c) below, the reasonable fees and disbursements of counsel chosen by the Underwriters), as incurred, reasonably incurred in investigating, preparing or defending against any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever, based upon any such untrue statement or omission, or any such alleged untrue statement or omission;

         provided, however, that this indemnity shall not apply to any loss, liability, claim, damage or expense (A) to the extent arising out of or based upon any untrue statement or omission or alleged untrue statement or omission made in reliance upon the Form T-1 under the Trust Indenture Act filed as an exhibit to the Registration Statement; or (B) to the extent arising out of any untrue statement or omission or alleged untrue statement or omission in the Prospectus if such untrue statement or alleged untrue statement or omission or alleged omission is corrected in all material respects in an amendment or supplement to the Prospectus and if, having previously been furnished by or on behalf of the Company with copies of the Prospectus, as so amended or supplemented, such Underwriter thereafter failed to deliver such Prospectus, as so amended or supplemented, prior to or concurrently with the sale of any Offered Securities to the person asserting such loss, liability, claim, damage or expense who purchased such Offered Securities which are the subject thereof from such Underwriter; or (C) as to which such Underwriter may be required to indemnify the Company pursuant to the provisions of subsection (b) of this Section 7.

                  (b) Each Underwriter agrees to indemnify and hold harmless the Company, its directors, each of its officers who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or
         Section 20 of the Exchange Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section 7, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement or the Prospectus in reliance upon and in conformity with written information furnished to the Company by such Underwriter expressly for use in the Registration Statement or the Prospectus.

                  (c) In case any action, suit or proceeding (including any governmental or regulatory investigation or proceeding) shall be brought against any Underwriter or any person controlling such Underwriter, based upon the Registration Statement or the Prospectus and with respect to which indemnity may be sought against the Company pursuant to this Section 7, such Underwriter or controlling person shall promptly notify the Company in writing, and the Company shall assume the defense thereof, including the employment of counsel (such counsel to be reasonably acceptable to such Underwriter) and payment of all expenses. Any such Underwriter or any such controlling person shall have the right to employ separate counsel in any such action, suit or proceeding and to participate in the defense thereof, but the fees and expenses of such separate counsel shall be at the expense of such Underwriter or such controlling person unless (A) the employment of such counsel shall have been specifically authorized in writing by the Company, (B) the Company shall have failed to assume the defense and employ counsel or (C) the named parties to any such action, suit or proceeding (including any impleaded parties) shall include both such Underwriter or such controlling person and the Company, and such Underwriter or such controlling person shall have been advised by counsel that there may be one or more legal defenses available to it which are different from, or additional to, those available to the Company (in which case, if such Underwriter or such controlling person notifies the Company in writing that it elects to employ separate counsel at the expense of the Company, the Company shall not have the right to assume the defense of such action, suit or proceeding on behalf of such Underwriter or such controlling person, it being understood, however, that the Company shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) for all such Underwriters and such controlling persons, which firm shall be designated in writing by a majority of all such Underwriters, on behalf of all of such Underwriters and such controlling persons).

                  (d) In case any action, suit or proceeding (including any governmental or regulatory investigation or proceeding) shall be brought against the Company, any of the Company's directors or officers, or any person controlling the Company, with respect to which indemnity may be sought against any Underwriter pursuant to this
         Section 7, such Underwriter shall have the rights and duties given to the Company by subsection (c) of this Section 7, and the Company, the Company's directors and officers and any such controlling person shall have the rights and duties given to the Underwriters by subsection (c) of this Section 7.

                  (e) To the extent the indemnification provided for in paragraphs (a) or (b) of this Section 7 is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party under such paragraph, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other hand from the offering of the Offered Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and of the Underwriters on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other hand in connection with the offering of the Offered Securities shall be deemed to be in the same respective proportions as the net proceeds from the offering of such Offered Securities (before deducting expenses) received by the Company and the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover of the Prospectus Supplement, bear to the aggregate public offering price of the Offered Securities. The relative fault of the Company on the one hand and the Underwriters on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Underwriters' respective obligations to contribute pursuant to this Section 7 are several in proportion to the respective principal amounts of Offered Securities they have purchased hereunder, and not joint.

                  (f) The Company and the Underwriters agree that it would not be just or equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (e) of this Section 7. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 7, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Offered Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The remedies provided for in this Section 7 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

                  (g) The indemnity and contribution provisions contained in this Section 7 and the representations, warranties and other statements of the Company contained in this Agreement shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Underwriter or any person controlling any Underwriter or the Company, its officers or directors or any person controlling the Company and
         (iii) acceptance of and payment for any of the Offered Securities.

                  8. TERMINATION.

                  (a) The Manager may terminate this Agreement immediately upon notice to the Company, at any time prior to the Closing Date if (i) there has been, since the date of this Agreement or since the respective dates as of which information is given in the Registration Statement (exclusive of any amendments or supplements thereto or any documents incorporated therein filed subsequent to the date of this Agreement), any material adverse change in the consolidated financial condition or earnings of the Company and its subsidiaries, considered as one enterprise, (ii) there has occurred any material adverse change in the financial markets in the United States or any outbreak or escalation of hostilities or other calamity or crisis, the effect of which is such as to make it, in the reasonable judgment of such Underwriter, impracticable to market the Offered Securities or to enforce contracts for the sale of the Offered Securities, (iii) if trading in any securities of the Company has been suspended (other than pursuant to a request by the Company with respect to an announcement by the Company of certain information not constituting a material adverse change, since the date of this Agreement or the respective date as of which information is given in the Registration Statement, in the consolidated financial condition or earnings of the Company and its subsidiaries, considered as one enterprise), the effect of which is such as to make it, in the reasonable judgment of such Manager, impracticable to market the Offered Securities or to enforce contracts for the sale of the Offered Securities, (iv) if trading generally on the New York Stock Exchange has been suspended, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices for securities shall have been required, by such exchange or by order of the Commission or any other governmental authority, or if a banking moratorium has been declared by either federal or New York authorities or if a banking moratorium has been declared by the relevant authorities in the country or countries of origin of any foreign currency or currencies in which the Offered Securities are denominated or payable or (v) after the date hereof, the rating assigned by any nationally recognized securities rating agency to any debt securities of the Company (including the Offered Securities) shall have been lowered or any such rating agency shall have publicly announced that it has placed any debt securities of the Company on what is commonly termed a "watch list" with negative implications.

                  (b) In the event of any such termination, no party will have any liability to any other party hereto, except that if at the time of termination (i) the Closing Date shall not yet have occurred or (ii) the "Delivery Date" shall not have occurred under and as defined in any Delayed Delivery Contract, (A) the covenants set forth in Section 6 hereof shall remain in effect until such Closing Date or Delivery Date, as the case may be, and (B) the covenants set forth in paragraphs (e) and (g) of Section 6 hereof and the indemnity and contribution agreements set forth in Section 7 hereof, and the provisions of this Section and Section 11 hereof shall remain in effect.

                  9. DEFAULTING UNDERWRITERS. If, on the Closing Date, any one or more of the Underwriters shall fail or refuse to purchase Underwriters' Securities that it has or they have agreed to purchase hereunder on such date, and the aggregate amount of Underwriters' Securities which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase is not more than one-tenth of the aggregate amount of the Underwriters' Securities to be purchased on such date, the other Underwriters shall be obligated severally in the proportions that the amount of Underwriters' Securities set forth opposite their respective names in the Underwriting Agreement bears to the aggregate amount of Underwriters' Securities set forth opposite the names of all such non-defaulting Underwriters, or in such other proportions as the Manager may specify, to purchase the Underwriters' Securities which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase on such date; provided that in no event shall the amount of Underwriters' Securities that any Underwriter has agreed to purchase pursuant to this Agreement be increased pursuant to this Section 9 by an amount in excess of one-ninth of such amount of Underwriters' Securities without the written consent of such Underwriter. If, on the Closing Date, any Underwriter or Underwriters shall fail or refuse to purchase Underwriters' Securities and the aggregate amount of Underwriters' Securities with respect to which such default occurs is more than one-tenth of the aggregate amount of Underwriters' Securities to be purchased on such date, and arrangements satisfactory to the Manager and the Company for the purchase of such Underwriters' Securities are not made within 36 hours after such default, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter or the Company. In any such case, either the Manager or the Company shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement and in the Prospectus or in any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

                  If this Agreement shall be terminated by the Underwriters, or any of them (other than pursuant to Section 8(a)(ii), Section 8(a)(iv) or Section 9), because of any failure or refusal on the part of the Company to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason the Company shall be unable to perform its obligations under this Agreement, the Company will reimburse the Underwriters or such Underwriters as have so terminated this Agreement with respect to themselves, severally, for all out-of-pocket expenses (including the fees and disbursements of their counsel) reasonably incurred by such Underwriters in connection with this Agreement or the offering contemplated hereunder.

                  10. COUNTERPARTS. This Agreement may be signed in two or more counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

                  11. APPLICABLE LAW. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York.

                  12. HEADINGS. The headings of the sections of this Agreement have been inserted for convenience of reference only and shall not be deemed a part of this Agreement.

                            DELAYED DELIVERY CONTRACT



                                                                        , 199
                                                           -------------     --


Dear Sirs and Mesdames:

                  The undersigned hereby agrees to purchase from A. H. Belo Corporation, a Delaware corporation (the "Company"), and the Company agrees to sell to the undersigned the Company's securities described in Schedule A annexed hereto (the "Securities"), offered by the Company's Prospectus dated June 3, 1997 and Prospectus Supplement dated ________________, 19__, receipt of copies of which are hereby acknowledged, at a purchase price stated in Schedule A and on the further terms and conditions set forth in this Agreement. The undersigned does not contemplate selling Securities prior to making payment therefor.

                  The undersigned will purchase from the Company Securities in the principal amount and numbers on the delivery dates set forth in Schedule A. Each such date on which Securities are to be purchased hereunder is hereinafter referred to as a "Delivery Date".

                  Payment for the Securities which the undersigned has agreed to purchase on each Delivery Date shall be made at 10:00 A.M. (New York time) on the Delivery Date by wire transfer of immediately available funds to such bank account or accounts as the Company shall designate in writing not less than two full business days prior to the Delivery Date, upon delivery to the undersigned of the Securities to be purchased by the undersigned on the Delivery Date, in such denominations and registered in such names as the undersigned may designate by written or telegraphic communication addressed to the Company not less than two full business days prior to the Delivery Date.

                  The obligation of the undersigned to take delivery of and make payment for the Securities on the Delivery Date shall be subject to the conditions that (1) the purchase of Securities to be made by the undersigned shall not at the time of delivery be prohibited under the laws of the jurisdiction to which the undersigned is subject and (2) the Company shall have sold, and delivery shall have taken place to the underwriters (the "Underwriters") named in the Prospectus Supplement referred to above of, such part of the Securities as is to be sold to them. Promptly after completion of sale and delivery to the Underwriters, the Company will mail or deliver to the undersigned, at its address set forth below, notice to such effect, accompanied by a copy of the opinions of Locke Purnell Rain Harrell and the Company's in-house counsel delivered to the Underwriters in connection therewith.

                  Failure to take delivery of and make payment for Securities by any purchaser under any other Delayed Delivery Contract shall not relieve the undersigned of its obligations under this agreement.

                  This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors, but will not be assignable by either party hereto without the written consent of the other.

                  If this Agreement is acceptable to the Company, it is requested that the Company sign the form of acceptance below and mail or deliver one of the counterparts hereof to the undersigned at its address set forth below. This will become a binding agreement, as of the date first above written, between the Company and the undersigned when such counterpart is so mailed or delivered.

                  This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York.

                                       Yours very truly,


                                       -----------------------------------------
                                                       (Purchaser)



                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:



                                       -----------------------------------------

                                       -----------------------------------------
                                                       (Address)

Accepted:

A. H. BELO CORPORATION



By:
   -------------------------------
   Name:
   Title:

                PURCHASER --- PLEASE COMPLETE AT TIME OF SIGNING


                  The name and telephone and department of the representative of the Purchaser with whom details of delivery on the Delivery Date may be discussed is as follows: (Please print.)

                                  Telephone No.
                Name           (Including Area Code)          Department

       -----------------       ---------------------       --------------------



                                   SCHEDULE A

Securities:









Principal Amounts or Numbers to be Purchased:









Purchase Price:









Delivery: